SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
                               (Amendment No.___)

Check the appropriate box:

|X|   Preliminary Information Statement

|_| Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

|_|   Definitive Information Statement


                              110 MEDIA GROUP, INC.
                              ---------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1. Title of each class of securities to which transaction applies:________

      2. Aggregate number of securities to which transaction applies:___________

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_____________________________________________

      4. Proposed maximum aggregate value of transaction:_______________________

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid: _______________________________________________

      2. Form, Schedule or Registration Statement No.:__________________________

      3. Filing Party: _________________________________________________________

      4. Date Filed: ___________________________________________________________

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                              110 MEDIA GROUP, INC.
                       100 WEST LUCERNE CIRCLE, SUITE 600
                             ORLANDO, FLORIDA 32801

                               -------------------

                              INFORMATION STATEMENT

                               -------------------

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY
                               -------------------


      NOTICE IS HEREBY GIVEN that certain stockholders of 110 Media Group, Inc., a Delaware corporation (the "Company"), holding approximately 51.6% of the total number of issued and outstanding shares of common stock, par value $.001 per share, of the Company (the "Common Stock") have consented to changing the Company's name to "Web2 Corp." by executing written consents in lieu of a meeting of stockholders. The change in the Company's name will not become effective for at least twenty days after the date of mailing of this Information Statement.

      The Company's Board of Directors approved the name change on June 19, 2006. The holders of 8,967,799 shares of Common Stock, constituting approximately 51.6% of the total number of issued and outstanding shares of Common Stock, approved the name change as of June 19, 2006. An amendment to the Company's Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware and will be effective when filed. It is anticipated that the amendment will be filed approximately twenty-one days after the date of mailing of this Information Statement.

      Section 228 of the Delaware General Corporation Law (the "Delaware Corporation Law") provides that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible, the Board of Directors obtained the written consents of certain shareholders of the Company who, in the aggregate, hold shares representing more than a majority of the Company's issued and outstanding shares of Common Stock.

      Pursuant to Section 228(e) of the Delaware General Corporation Law, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice.

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      The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other similar parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

      The date on which this Information Statement is first being sent to the stockholders is on or about July ___, 2006. The record date established by the Company for purposes of determining the number of issued and outstanding shares of Common Stock and the stockholders entitled to notice of the corporate action is June 19, 2006.


                            OUTSTANDING COMMON STOCK

      As of June 19, 2006, the record date for purposes of determining the number of issued and outstanding shares of Common Stock and the stockholders entitled to notice of the corporate action, there were 17,377,061 shares of Common Stock issued and outstanding. The Common Stock constitutes the only class of voting securities of the Company. Each share of Common Stock entitles its holder to one vote on all matters submitted to the stockholders.

      None of the persons who have been directors of officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any of such persons, has any interest in the matter acted upon. No director of the Company has informed the Company in writing that he intends to oppose any action to be taken by the Company. No proposals have been received by the Company from its security holders.


                                 STOCK OWNERSHIP

      The following table sets forth the number of shares of Common Stock and percentage owned beneficially as of June 19, 2006 by each of the Company's directors and executive officers and by each person owning more than five percent of such Common Stock.

NAME AND ADDRESS                    NUMBER OF SHARES          PERCENTAGE (1)
----------------                    ----------------          --------------

Nextelligence, Inc.                 2,858,734 (2)                  16.45
612 East Central Blvd.
Orlando, Florida  32801

Michele Mobley                      2,355,220 (3)                  13.55
11525 Swift Water Circle
Orlando, Florida  32817


                                        2
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Gary D. Lipson                      1,649,954 (4) (5)               9.50
390 North Orange Avenue
Suite 1500
Orlando, Florida  32801

J.P. Carolan, III                   1,171,660 (5) (6)               6.74
390 North Orange Avenue
Suite 1500
Orlando, Florida  32801

William A. Mobley, Jr.              5,213,954 (2) (3)              30.00
100 West Lucerne Circle
Suite 600
Orlando, Florida  32801

Andre L. Forde                      981,342                         5.65
100 West Lucerne Circle
Suite 600
Orlando, Florida  32801

Darren J. Cioffi                    38,833                           (7)
31 West Main Street
Patchogue, NY  17772

All directors and officers          6,234,129                      35.88
as a group (3 persons)


(1) Based upon 17,377,061 shares of Common Stock issued and outstanding on June 19, 2006.

(2)    William A. Mobley, Jr. is the Chairman of the Board and Chief
Executive Officer of Nextelligence, Inc. and, in such capacities, has the sole authority to the vote all of the shares of Common Stock legally or beneficially owned by Nextelligence, Inc.

(3) William A. Mobley, Jr. and Michelle Mobley own jointly 2,355,220 shares of Common Stock and share the authority to vote such shares of Common Stock.

(4) Gary D. Lipson is the sole manager of an entity which holds 556,801 shares of Common Stock. In such capacity, he has the sole authority to vote all of the shares of Common Stock so held.

(5) Gary D. Lipson and J.P. Carolan, III are managers of two entities which hold an aggregate of 1,093,153 shares of Common Stock. Either of Mr. Lipson or Mr. Carolan acting alone has the authority to vote the shares of Common Stock held by such entities.

(6)    J. P. Carolan, III holds individually 78,507 shares of Common Stock.

(7)    Less than 1%.


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

                                   NAME CHANGE

      PURPOSE AND EFFECT. The Board of Directors of the Company determined that it is in the best interests of the Company and its stockholders to change the Company's name to "Web2 Corp." The change in the Company's name will differentiate the Company's future activities from its past activities. The change in the Company's name is not anticipated to have any material adverse effect on the Company's business, operations, reporting requirements or stock price.

      NO DISSENTERS' OR APPRAISAL RIGHTS. No dissenters' or appraisal rights under the Delaware General Corporation Law are afforded to the Company's stockholders as a result of the amendment to the Company's Certificate of Incorporation changing the Company's name to "Web2 Corp."

      STOCK CERTIFICATES. It will not be necessary for stockholders to surrender their stock certificates upon the effectiveness of the change in name of the Company. Rather, as and when new certificates are presented for transfer, new stock certificates bearing the name "Web2 Corp." will be issued.


                           FORWARD-LOOKING STATEMENTS

      Some statements made in this Information Statement are forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "believe," "expect," "future," "intend," "plan" and similar expressions are used to identify forward-looking statements. These statements are only predictions and are subject to certain risks, uncertainties and assumptions. Additional risks are identified and described in the Company's filings with the Securities and Exchange Commission. Statements made herein are as of the date of this Information Statement and should not be relied upon as of any subsequent date. The Company's past performance is not necessarily indicative of its future performance. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, events, or circumstances after the date of this Information Statement.




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                             ADDITIONAL INFORMATION

      Any stockholder who desires more information regarding the Company may review the Company's filings with the Securities and Exchange Commission. These filings may be found on the SEC's EDGAR database at www.sec.gov.

      Any stockholder who has questions regarding the Company's name change or who would like additional copies of this Information Statement may contact Marjorie A. Lieberman, Secretary, 110 Media Group, Inc., 100 West Lucerne Circle, Suite 600, Orlando, Florida 32801, telephone: (407) 540-0452.


                               BY ORDER OF THE BOARD OF DIRECTORS


                               William A. Mobley, Jr.
                               Chairman of the Board and Chief Executive Officer




Orlando, Florida
July __, 2006




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